CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly report of American Market Support Network, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Alvie T. Merrill, acting in the capacity as the Chief Executive Officer, and Pertti Luhanto, acting in the capacity of Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)  The Report fully complies with the requirements of section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Alvie T. Merrill
--------------------------
     Alvie T. Merrill
     Chief Executive Officer
     November 14, 2002


/s/ Perrti Luhanto
--------------------------
     Alvie Pertti Luhanto
     Chief Financial Officer
     November 14, 2002